UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026 (July 24, 2026)

LogicMark, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Diode Lane Louisville, KY	40299
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2026, LogicMark, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) to offer and sell 250,000 shares of the Company’s Series J Convertible Preferred Stock, $0.0001 par value per share (the “Series J Preferred Shares”), at a purchase price of $1.00 per Series J Preferred Share (the “Preferred Offering”), which are convertible by the Investor into shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) issuable from time to time (the “Conversion Shares”), pursuant to and in accordance with the terms of the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series J Preferred Shares (the “Certificate of Designation”). The Preferred Offering closed on July 30, 2026.

Pursuant to the Certificate of Designation, each Series J Preferred Share has a stated value equal to $1.28 and is convertible, at the option of the Investor at any time after October 30, 2026, subject to an initial 4.99% beneficial ownership limitation provision (which may be increased to 9.99% upon 61 days’ prior notice), into shares of Common Stock at a conversion price equal to 50% of the lowest traded price during the thirty (30) trading days immediately prior to the Investor’s delivery of a conversion notice. Each Series J Preferred Share grants its holder the right to two (2) votes and votes together with all holders of Common Stock together as a single class on all actions to be taken by the shareholders of the Company. No dividends are payable on the Series J Preferred Shares. Upon any liquidation, dissolution or winding-up of the Company, the holders are entitled to receive out of the assets of the Company the greater of the following amounts: (a) the aggregate Stated Value (as defined in the Certificate of Designation) of the Series J Preferred Shares; or (b) the amount the holder would be entitled to receive if the Series J Preferred Shares were fully converted into Common Stock. The Series J Preferred Shares, with respect to dividend, redemption rights, rights upon liquidation, dissolution or winding up of the Company, rank senior to the Common Stock and junior to the Company’s Series C non-convertible voting preferred stock, par value $0.0001 per share.

Pursuant to the Certificate of Designation, on October 30, 2026, holders will have a one-time right to require the Company to redeem the Series J Preferred Shares for cash for their Stated Value, and the Company may repurchase the Series J Preferred Shares for the same amount prior to such date. In connection with certain fundamental transactions, the Series J Preferred Shares will automatically convert into Common Stock and the holders are entitled to a make-whole payment if the aggregate transaction consideration received is less than $320,000, subject to the terms and conditions set forth in the Certificate of Designation.

The Purchase Agreement contains customary representations and warranties of the parties thereto, and also contains customary conditions to closing, termination rights, and certain indemnification obligations and ongoing covenants of the Company.

In connection with the Preferred Offering, the Company concurrently entered into a (i) Voting Agreement with the Investor (“Voting Agreement”) pursuant to which the Investor agreed to vote all Series J Preferred Shares owned on and after July 28, 2026 in favor of all proposals recommended by the Company’s board of directors (the “Board”) at the Company’s next meeting of its shareholders, and (ii) Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with the U.S. Securities and Exchange Commission, covering the resale of the Conversion Shares no later than 90 days following the execution of the Registration Rights Agreement.

The foregoing descriptions of the terms of the Purchase Agreement, the Certificate of Designation and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement and the Voting Agreement attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibits 10.1, 3.1, 10.2 and 10.3, respectively, and are each incorporated by reference herein.

The Preferred Offering was conducted as a private placement transaction exempt from registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and corresponding provisions of state securities or “blue sky” laws.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information contained above under Item 1.01 of this Form 8-K with respect to the Preferred Offering is hereby incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

On July 28, 2026, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada designating the 250,000 Preferred Shares and establishing the powers, preferences, rights and qualifications, limitations or restrictions thereof.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Chia-Lin Simmons

On July 27, 2026, the Company entered into an executive employment agreement with Chia-Lin Simmons, the President, Chief Executive Officer and a director of the Company (the “CEO Employment Agreement”), which supersedes all prior employment agreements between the Company and Ms. Simmons. Pursuant to the CEO Employment Agreement, the term of Ms. Simmons’ employment thereunder commenced on May 10, 2026 and will continue through and until August 31, 2028 (the “CEO Term”), unless terminated on an earlier date pursuant to the terms thereof.

Pursuant to the CEO Employment Agreement, Ms. Simmons will receive an annual base salary of $537,500 for serving as President and Chief Executive Officer and a director of the Company and will be eligible to receive a maximum annual bonus (the “Annual Bonus”) with of up to 100% of her base salary, contingent upon meeting certain annual goals (the “Goals”) determined by Ms. Simmons and the Board. Following the close of each fiscal year, the compensation committee of the Board will determine the Annual Bonus amount in accordance with the Goals. The Company also agreed to pay directly to certain vendors (i) up to thirty thousand dollars ($30,000) per year for Ms. Simmons’ educational or coaching purposes, and (ii) up to ten thousand dollars ($10,000) per year for the cost of Ms. Simmons’ personal tax counseling, preparation, financial planning, and/or wealth management counseling.

The CEO Employment Agreement also requires the Company to issue Ms. Simmons restricted shares of Common Stock (the “Restricted Shares”) from time to time during the CEO Term (including prior to any shareholder meeting and promptly following any financing transaction) such that Ms. Simmons at all times during the CEO Term holds a number of Restricted Shares equal to six percent (6%) of the Company’s aggregate issued and outstanding shares of Common Stock as of such grant date. In addition, in the event of any Change in Control (as defined in the CEO Employment Agreement), stock sale, or other similar transaction during the CEO Term, the CEO Employment Agreement requires Ms. Simmons to receive from time to time, and maintain ownership of, equity awards equal to at least six percent (6%) of the issued and outstanding equity interests of the surviving, acquiring, parent, successor or other resulting entity that succeeds to the business of the Company (the “Successor”) or a parent company of the Successor, provided Ms. Simmons is employed by the Successor or an affiliate of the Successor. Further, pursuant to the CEO Employment Agreement award agreements granting such Restricted Shares will include single trigger acceleration provisions upon a Change in Control, and all current Restricted Share agreements between the Company and Ms. Simmons were amended to provide for single trigger acceleration provisions upon a Change in Control. Ms. Simmon’s continuing right to equity awards representing 6% of the aggregate issued and outstanding equity interests of the Successor or the parent company of Successor will not apply to a subsequent Change in Control of the Successor or a parent company of the Successor.

Pursuant to the CEO Employment Agreement, the Company is required to gross-up Ms. Simmons for any excise tax incurred pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to any compensation by the Company to Ms. Simmons that are deemed a parachute payment within the meaning of Section 280G of the Code.

The CEO Employment Agreement contains terms relating to termination of employment for cause, good reason, as well as provisions relating to Ms. Simmons’ rights to receive unpaid salary through the date of termination and accrued but unused vacation time in accordance with Company policy and all other payment and benefits to which Ms. Simmons shall be entitled to under the terms of the CEO Employment Agreement. Ms. Simmons is entitled to eighteen months of salary continuation, executive medical insurance coverage and Company-paid COBRA coverage and prorated target bonus regardless of the achievement of Goals in the event of termination by the Company without Cause, due to death or Disability (as defined in the CEO Employment Agreement) or if Ms. Simmons’ terminates for Good Reason (as defined in the CEO Employment Agreement).

Employment Agreement with Mark Archer

On July 24, 2026, the Company entered into an executive employment agreement with Mark Archer, the Chief Financial Officer, Secretary and Treasurer of the Company, effective as of July 27, 2026 (the “CFO Employment Agreement”). Pursuant to the CFO Employment Agreement, the term of Mr. Archer’s employment thereunder commenced on July 5, 2026 and will continue through and until August 31, 2028 (the “CFO Term”), unless terminated on an earlier date pursuant to the terms thereof.

Pursuant to the CFO Employment Agreement, Mr. Archer will receive an annual base salary of $572,000 for serving as Chief Financial Officer, Secretary and Treasurer of the Company. Mr. Archer may receive an annual discretionary bonus at the sole discretion of the Company’s Chief Executive Officer.

The CFO Employment Agreement also requires the Company to issue Mr. Archer Restricted Shares from time to time during the CFO Term (including prior to any shareholder meeting and promptly following any financing transaction), such that Mr. Archer at all times during the CFO Term holds a number of Restricted Shares equal to two percent (2%) of the Company’s aggregate issued and outstanding shares of Common Stock as of such grant date. In addition, in the event of any Change in Control (as defined in the CFO Employment Agreement), stock sale, or other similar transaction during the CFO Term, the CFO Employment Agreement requires Mr. Archer to receive from time to time, and maintain ownership of, equity awards equal to at least two percent (2%) of the issued and outstanding equity interests of the Successor or a parent company of the Successor, provided Mr. Archer is employed by the Successor or an affiliate of the Successor. Further pursuant to the CFO Employment Agreement, award agreements granting such Restricted Shares will include single trigger acceleration provisions upon a Change in Control, and all current Restricted Share agreements between the Company and Mr. Archer were amended to provide for single trigger acceleration provisions upon a Change in Control. Pursuant to the CFO Employment Agreement, Mr. Archer’s continuing right to equity awards representing two percent (2%) of the aggregate issued and outstanding equity interests of the Successor or the parent company of Successor does not apply to a subsequent Change in Control of the Successor or a parent company of the Successor.

The other terms of the CFO Agreement are substantially identical to the CEO Employment Agreement, as described above, except for position-related provisions and executive-specific compensation.

The foregoing descriptions of each of the CEO Employment Agreement and the CFO Employment Agreement are not complete and are qualified in their entirety by reference to the full texts of the CEO Employment Agreement and the CFO Employment Agreement attached to this Form 8-K as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The applicable information contained above under Items 1.01 and 3.03 of this Form 8-K with respect to the Certificate of Designation and its filing with the Secretary of State of the State of Nevada is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series J Preferred Shares
10.1	Securities Purchase Agreement by and between the Company and the Investor, dated July 28, 2026.
10.2	Registration Rights Agreement by and between the Company and the Investor, dated July 28, 2026.
10.3	Voting Agreement by and between the Company and the Investor, dated July 28, 2026.
10.4	Executive Employment Agreement by and between the Company and Chia-Lin Simmons, executed July 27, 2026
10.5	Executive Employment Agreement by and between the Company and Mark Archer, effective as of July 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2026	LogicMark, Inc.

	By:	/s/ Mark Archer
		Name:	Mark Archer
		Title:	Chief Financial Officer